[GRAPHIC OMITTED]         WCMA(R)REDUCING REVOLVERsm LOAN AND SECURITY AGREEMENT


                                                          EXHIBIT 10.8

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WCMA REDUCING REVOLVERsm Loan and Security Agreement NO. 849-02005 ("Loan
Agreement") dated as of January 21, 2004, between LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

Pursuant to that certain Working Capital Management(R) Account Agreement No. 849-02005 and the accompanying Program Description (as the same may be, or have been, amended, modified or supplemented, the "WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Customer opened, or shall prior to the Activation Date open, a Working Capital Management Account pursuant to the "WCMA Service" and the "WCMA Program" described in the WCMA Agreement and any documents incorporated therein. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith, Customer has requested that MLBFS make a reducing revolving credit facility available to Customer (the "Reducing Revolver") in the amount and upon the terms hereafter specified, and, subject to the terms and conditions hereafter set forth, MLBFS has agreed to provide a Reducing Revolver for Customer.


Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

"Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

"Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation, winding up or receivership law or statute shall be commenced, filed or consented to by any Credit Party; or (ii) any such proceeding shall be filed against any Credit Party and shall not be dismissed or withdrawn within sixty
(60) days after filing; or (iii) any Credit Party shall make a general assignment for the benefit of creditors; or (iv) any Credit Party shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) any Credit Party shall be adjudicated a bankrupt or insolvent; or (vi) any Credit Party shall take advantage of any other law or procedure for the relief of debtors or shall take any action for the purpose of or with a view towards effecting any of the foregoing; or (vii) a receiver, trustee, custodian, fiscal agent or similar official for any Credit Party or for any substantial part of any of their respective property or assets shall be sought by such Credit Party or appointed.

"Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

"Business Guarantor" shall mean every Guarantor that is not a natural person.

"Certificate of Compliance" shall mean, as applicable, that duly executed certificate, substantially the same form as Exhibit B attached hereto to the extent such certificate shall be applicable, of the president, chief financial officer or chief executive officer of Customer, certifying as to the matters set forth in such certificate.

"Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

"Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 4.6 (b) hereof.

"Commitment Expiration Date" shall mean February 16, 2004.

"Commitment Fee" shall mean a fee of $15,000.00 due to MLBFS in connection with this Loan Agreement.

"Credit Party" and "Credit Parties" shall mean, individually or collectively, the Customer, all Guarantors and all Pledgors.

"Default" shall mean either an "Event of Default" as defined in Section 4.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

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"Default Rate" shall mean an annual interest rate equal to the lesser of: (i)
two percentage points over the Interest Rate; or (ii) the highest interest rate allowed by applicable law.

"EBITDA" shall mean Customer's and Business Guarantors' income before interest (Including payments in the nature of interest under capital leases), taxes, depreciation and amortization, all as determined on Customer's and Business Guarantors' regular consolidated financial statements prepared in a manner consistent with the terms hereof.

"Event of Loss" shall mean the occurrence whereby any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated.

"Excess Interest" shall mean any amount or rate of interest (including the Default Rate and, to the extent that they may be deemed to constitute interest, any prepayment fees, late charges and other fees and charges) payable, charged or received in connection with any of the Loan Documents which exceeds the maximum amount or rate of interest permitted under applicable law.

"Fixed Charge Coverage Ratio" shall mean the ratio of (i) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, less internally financed capital expenditures, to
(ii) the sum of the aggregate principal and interest paid or accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash, all as determined on a trailing 12-month basis from the regular consolidated financial statements of Customer and Business Guarantors prepared in a manner consistent with the terms hereof.

"GAAP" shall mean the generally accepted accounting principles in effect in the United States of America from time to time.

"General Funding Conditions" shall mean each of the following conditions precedent to the obligation of MLBFS to make the Loan or any Subsequent WCMA Loan hereunder: (i) Customer shall have validly subscribed to and continued to maintain the WCMA Account with MLPF&S, and the WCMA Account shall then be reflected as an active "commercial" WCMA Account (i.e., one with line of credit capabilities) on MLPF&S' WCMA computer system; (ii) no Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan or such Subsequent WCMA Loan by MLBFS; (iii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of any Credit Party; (iv) all representations and warranties of all of the Credit Parties herein or in any of the Loan Documents shall then be true and correct in all material respects; (v) MLBFS shall have received this Loan Agreement and all of the other Loan Documents, duly executed and filed or recorded where applicable, all of which shall be in form and substance satisfactory to MLBFS; (vi) the Commitment Fee shall have been paid in full;
(vii) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (viii) MLBFS shall have received evidence satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Loan Documents; (ix) MLBFS shall have received evidence satisfactory to it of the insurance required hereby or by any of the Loan Documents; and (x) any additional conditions specified in the "WCMA Reducing Revolver Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the satisfaction of MLBFS.

"Guarantor" shall mean each Person obligated under a guaranty, endorsement or other undertaking by which such Person guarantees or assumes responsibility in any capacity for the payment or performance of any of the Obligations.

"Individual Guarantor" shall mean each Guarantor who is a natural person.

"Intangible Assets" shall mean the total amount of goodwill, patents, trade names, trade or service marks, copyrights, experimental expense, organization expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets, and such other assets as are properly classified as "intangible assets" of Customer and Business Guarantors determined in accordance with GAAP.

"Interest Due Date" shall mean the first Business Day of each calendar month during the term hereof.

"Interest Rate" shall mean a variable per annum rate equal to the sum of (i) 2.50% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offered Rate (the "One-Month LIBOR"). Notwithstanding anything to the contrary, if more than one rate is so published, then the interest rate shall be the highest of such published rates. The Interest Rate will change as of the date of publication in The Wall Street Journal of a One-Month LIBOR that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

"Loan" shall mean the specific Reducing Revolver by MLBFS to Customer pursuant to this Agreement for the Loan Purpose and in the Loan Amount.

"Loan Amount" shall mean an amount equal to the lesser of: (i) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (ii) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose on the Closing Date, or (iii) $3,000,000.00.

"Loan Documents" shall mean this Loan Agreement, any indenture, any guaranty of any of the Obligations and all other security and other instruments, assignments, certificates, certifications and agreements of any kind relating to any of the Obligations, whether obtained, authorized, authenticated, executed, sent or received concurrently with or subsequent to this Loan Agreement, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any Collateral or any other collateral for the Obligations, including any modifications, amendments or restatements of the foregoing.

"Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used, to wit: to finance working capital needs.




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"Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

"Maximum WCMA Line of Credit" shall mean the maximum aggregate line of credit which MLBFS will extend to Customer subject to the terms and conditions hereof, as the same shall be reduced each month in accordance with the terms hereof. On the Closing Date, the Maximum WCMA Line of Credit will equal the Loan Amount.

"MLBFS Debt to EBITDA Ratio" shall mean the ratio of (a) the aggregate outstanding indebtedness of Customer to MLBFS under this Loan Agreement and under each other agreement, instrument or document heretofore or hereafter executed by Customer for the benefit of MLBFS in connection with a loan or credit facility by MLBFS, to (b) Customer's income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, all as determined on Customer's consolidated financial statements prepared in a manner consistent with the terms hereof.

"Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the generality of the foregoing, shall include principal, accrued interest (including without limitation interest accruing after the filing of any petition in bankruptcy), all advances made by or on behalf of MLBFS under the Loan Documents, collection and other costs and expenses incurred by or on behalf of MLBFS, whether incurred before or after judgment, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Documents and under that certain WCMA Note, Loan and Security Agreement No. 849-07230.

"Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not yet due and payable, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings;
(ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

"Person" shall mean any natural person and any corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

"Pledgor" shall mean each Person who at any time provides collateral, or otherwise now or hereinafter agrees to grant MLBFS a security interest in any assets as security for Customer's Obligations.

"Subsequent WCMA Loan" shall mean each WCMA Loan other than the Loan, including, without limitation, each WCMA Loan to pay accrued interest.

"Tangible Net Worth" shall mean Customer's and Business Guarantors' combined net worth as shown on the Customer's and Business Guarantors' regular financial statements, prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as 'intangible' in accordance with generally accepted accounting principles, and
(ii) any amounts, now or hereafter, directly or indirectly, owing to Customer and Business Guarantors by officers, shareholders or affiliates of Customer or Business Guarantors.

"Termination Date" shall mean the first to occur of: (i) the last Business Day of the thirty-sixth (36th) full calendar month following the Closing Date, or
(ii) if earlier, the date of termination of the WCMA Line of Credit pursuant to the terms hereof.

"WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as WCMA Account No. 849-02005 and any successor Working Capital Management Account of Customer with MLPF&S.

"WCMA Line of Credit" shall mean the line of credit funded by MLBFS through the WCMA Account.

"WCMA Loan" shall mean each advance made by MLBFS pursuant to the WCMA Line of Credit, including the Loan and each Subsequent WCMA Loan.

"WCMA Loan Balance" shall mean an amount equal to the aggregate unpaid principal balance of all WCMA Loans.

"UCC" shall mean the Uniform Commercial Code of Illinois as in effect in Illinois from time to time.

1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the UCC shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement (including, without limitation, "Money Accounts", "Minimum Money Accounts Balance", and "WCMA Directed Reserve Program") shall have the meanings set forth in the WCMA Agreement; and (iii) accounting terms not defined herein shall have the meaning ascribed to them in GAAP.

1.3 UCC Filing. Customer hereby authorizes MLBFS to file a record or records (as defined or otherwise specified under the UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as MLBFS may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to MLBFS herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as MLBFS may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the MLBFS herein.

                              Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer, and Customer hereby agrees to borrow the Loan from MLBFS. Except as otherwise provided in Section 3.1 hereof, the entire proceeds of the Loan will be disbursed by MLBFS out of the








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WCMA Line of Credit either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it for the Loan Purpose; all as directed by Customer in a Closing Certificate to be executed and delivered to MLBFS prior to the date of funding.

2.2 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligations to activate the WCMA Line of Credit, as hereafter set forth, and make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) not less than two Business Days prior to any requested funding date, MLBFS shall have received a Closing Certificate, duly executed by Customer, setting forth, among other things, the amount of the Loan and the method of payment and payee(s) of the proceeds thereof; (b) after giving effect to the Loan, the WCMA Loan Balance will not exceed either the Maximum WCMA Line of Credit or the Loan Amount; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.3 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan and any Subsequent WCMA Loans to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

2.4 Use of Loan Proceeds. Unless otherwise agreed by MLBFS in writing, the proceeds of the Loan shall be used solely for the Loan Purpose. The Proceeds of each Subsequent WCMA Loan initiated by Customer shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan or any Subsequent WCMA Loan be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities, or (iii) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

                      Article III. THE WCMA LINE OF CREDIT

3.1 Activation of the WCMA Line of Credit. Subject to the terms and conditions hereof, on the Closing Date MLBFS will activate a WCMA Line of Credit for Customer in the Loan Amount. The Loan will be funded out of the WCMA Line of Credit immediately after such activation (or, if and to the extent otherwise expressly contemplated in the definition of Loan Purpose or otherwise directed in the Closing Certificate and hereafter expressly agreed by MLBFS, all or part of the Loan may be made available as a WCMA Line of Credit and funded by Customer.)

3.2 Subsequent WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Closing Date to the Termination Date: (a) Customer may repay the WCMA Loan Balance in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis, and (b) in addition to Subsequent WCMA Loans made automatically to pay accrued interest, as hereafter provided, MLBFS will make such Subsequent WCMA Loans as Customer may from time to time request or be deemed to have requested in accordance with the terms hereof. Customer may request Subsequent WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a Subsequent WCMA Loan.

3.3 Conditions of Subsequent WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any Subsequent WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request: (a) the making of such Subsequent WCMA Loan would cause the Maximum WCMA Line of Credit, as reduced pursuant to the provisions of
Section 3.6 hereof, to be exceeded; or (b) the Termination Date shall have occurred; or (c) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any Subsequent WCMA Loan (including, without limitation, the making of a Subsequent WCMA Loan to pay accrued interest or late charges, as hereafter provided) at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a Subsequent WCMA Loan.

3.4 WCMA Note. Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing: (a) the WCMA Loan Balance; (b) interest at the Interest Rate on the outstanding WCMA Loan Balance (computed for the actual number of days elapsed on the basis of a year consisting of 360 days), from and including the date on which the Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Note and this Loan Agreement.

3.5 Interest. (a) An amount equal to accrued interest on the daily WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the first Interest Due Date after the Closing Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the Termination Date, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, such interest will be paid by a Subsequent WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.





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(b) Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Rate. The Default Rate, once implemented, shall continue to apply to the Obligations under this Loan Agreement and be payable by Customer until the date MLBFS gives written notice that such Default has been cured to the satisfaction of MLBFS.

(c) Notwithstanding any provision to the contrary in any of the Loan Documents, no provision of the Loan Documents shall require the payment or permit the collection of Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in the Loan Documents, then: (i) Customer shall not be obligated to pay any Excess Interest; and (ii) any Excess Interest that MLBFS may have received hereunder or under any of the Loan Documents shall, at the option of MLBFS, be either applied as a credit against the then unpaid WCMA Loan Balance, or refunded to the payor thereof.

3.6 Periodic Reduction of Maximum WCMA Line of Credit. Commencing on the last Business Day of the first full calendar month following the Closing Date, and continuing on the last Business Day of each calendar month thereafter to and including the last Business Day of the thirty-fifth (35th) such calendar month, the Maximum WCMA Line of Credit shall be reduced by an amount equal to one-thirty-sixth (1/36th) of the Loan Amount per month. Unless the WCMA Line of Credit shall have been earlier terminated pursuant to the terms hereof, on the last Business Day of the thirty-sixth (36th) such calendar month, the WCMA Line of Credit shall, without further action of either of the parties hereto, be terminated, Customer shall pay to MLBFS the entire WCMA Loan Balance, if any, and all other Obligations, and the WCMA Account, at the option of Customer, will either be converted to a WCMA Cash Account (subject to any requirements of MLPF&S) or terminated. No failure or delay on the part of MLBFS in entering into the WCMA computer system any scheduled reduction in the Maximum WCMA Line of Credit pursuant to this Section shall have the effect of preventing or delaying such reduction.

3.7 Mandatory Payments. CUSTOMER AGREES THAT IT WILL, WITHOUT DEMAND, INVOICING OR THE REQUEST OF MLBFS, FROM TIME TO TIME MAKE SUFFICIENT PAYMENTS ON ACCOUNT OF THE WCMA LOAN BALANCE TO ASSURE THAT THE WCMA LOAN BALANCE WILL NOT AT ANY TIME EXCEED THE MAXIMUM WCMA LINE OF CREDIT, AS REDUCED EACH MONTH PURSUANT TO
SECTION 3.6 HEREOF.

3.8 Method of Making Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise hereafter directed by MLBFS, such payments may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to the WCMA Account. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with this Loan Agreement are subject to final collection.

3.9 Irrevocable Instructions to MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Closing Date and continuing thereafter so long as this Loan Agreement shall be in effect: (a) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (b) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

3.10 Late Charge. Any payment or deposit required to be made by Customer pursuant to the Loan Documents not paid or made within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (a) 5% of the overdue amount, or (b) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a Subsequent WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest with respect to the WCMA Line of Credit.

3.11 Prepayment. Customer may prepay the Loan and any Subsequent WCMA Loan at any time in whole or in part without premium or penalty.

3.12 Option of Customer to Terminate. Customer will have the option to terminate the WCMA Line of Credit at any time upon written notice to MLBFS. Concurrently with any such termination, Customer shall pay to MLBFS the entire WCMA Loan Balance and all other Obligations.

3.13 Limitation of Liability. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

3.14 Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information or the Loan should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

                         Article IV. GENERAL PROVISIONS




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4.1 Representations and Warranties.

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. Each Credit Party has the requisite power and authority to enter into and perform the Loan Documents. The Customer holds all necessary permits, licenses, certificates of occupancy and other governmental authorizations and approvals required in order to own or operate the Customer's business. The execution, delivery and performance by Customer of this Loan Agreement and by each of the other Credit Parties of such of the other Loan Documents to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law, order or other governmental requirement, or any of the agreements, instruments or documents which formed or govern any of the Credit Parties, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by any of the Credit Parties under, any other agreement, instrument or document to which it is a party or is subject.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by any Credit Party of such of the Loan Documents to which it is a party.

(d) Enforceability. The Loan Documents to which any Credit Party is a party are the respective legal, valid and binding obligations of such Credit Party, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for priorities afforded to any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements authenticated or otherwise authorized by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation; Compliance With All Laws. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against any Credit Party, which would, if adversely determined, materially and adversely affect (i) such Credit Party's interest in the Collateral or the liens and security interests of MLBFS hereunder or under any of the Loan Documents, or (ii) the financial condition of such Credit Party or its continued operations. Each Credit Party is in compliance in all material respects with all laws, regulations, requirements and approvals applicable to such Credit Party.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by any Credit Party have been filed with the appropriate governmental agencies and all taxes due and payable by any Credit Party have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect (i) either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, (ii) the financial condition of any Credit Party or (iii) its continued operations).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) No Default. No "Default" or "Event of Default" (each as defined in this Loan Agreement or any of the other Loan Documents) has occurred and is continuing.

(k) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make any WCMA Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date, and concurrently with each request by Customer for a Subsequent WCMA Loan.

4.2 Financial and Other Information.

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:






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

(i) Borrowing Base Certificate. Within 45 days after the close of each fiscal quarter of Customer, a Borrowing Base Certificate, duly executed by an authorized officer of Customer, in the form of Exhibit B-1 attached hereto, or such other form as reasonably required by MLBFS from time to time;

(ii) Certificate of Compliance. Within 45 days after the close of each fiscal quarter of Customer, a Certificate of Compliance, duly executed by an authorized officer of Customer, in the form of Exhibit B attached hereto, or such other form as reasonably required by MLBFS from time to time;

(iii) A/R Agings. Within 15 days after the close of each fiscal month of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal month;

(iv) Inventory Reports. Within 15 days after the close of each fiscal month of Customer, a copy of the Inventory Report (as and to the extent applicable, breaking out Inventory by location, and separately reporting any work in process) of Customer as of the end of such fiscal month;

(i) SEC Reports. Customer shall furnish, or cause to be furnished to MLBFS, not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer; and

(ii) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer, any Credit Party or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer or any Business Guarantor, certified as correct by their respective chief financial officer.

4.3 Other Covenants. Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Each Credit Party (other than any Individual Guarantor) will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Each Credit Party will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, the financial condition of any Credit Party or its continued operations.

(c) Compliance With Laws and Agreements. No Credit Party will violate (i) any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority; (ii) any agreement, instrument or document which is material to its operations or to the operation or use of any Collateral, in each case as contemplated by the Loan Documents; or (iii) any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, the financial condition of any Credit Party , or its continued operations.

(d) No Use of Merrill Lynch Name. No Credit Party will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any material adverse change in the business, financial condition or operations of any Credit Party; (iii) any information which indicates that any financial statements of any Credit Party fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; (iv) any threatened or pending litigation involving any Credit Party; (v) any casualty loss, attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000 or more of any Collateral; and (vi) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Entity Organization. Each Credit Party which is an entity will (i) remain
(A) validly existing and in good standing in the state of its organization and
(B) qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, and (ii) maintain all governmental permits, licenses and authorizations. Customer shall give MLBFS not less than 30 days prior written notice of any change in name (including any fictitious name) or chief executive office, place of business, or as applicable, the principal residence of any Credit Party.

(g) Merger, Change in Business. Except upon the prior written consent of MLBFS, Customer shall not cause or permit any Credit Party to (i) be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any Person, or sell, transfer or lease all or any substantial part of its assets; (ii) engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; or (iii) cause or permit any other Person to assume or succeed to any material business or operations of such Credit Party.

(h) Minimum Tangible Net Worth. Customer's and Business Guarantors' combined Tangible Net Worth shall, at all times, exceed $22,500,000.00.

(i) Debt To Tangible Net Worth. The ratio of Customer's and Business Guarantors' combined Debt to Tangible Net Worth shall not at any time exceed 1.50 to 1.00.





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

(j) No Additional Debt. Except upon the prior written consent of MLBFS, Customer shall not, directly or indirectly, incur or permit to exist any debt of Customer or any Business Guarantor for borrowed money or the lease under a capital lease or deferred purchase price of real or personal property other than: (i) debt to MLBFS and (ii) debt existing as of the date of and reflected on the last financial statements of Customer and Business Guarantors submitted to MLBFS prior to the date hereof and not refinanced by MLBFS (including a $200,000 Line of Credit extended to Lakeland's Chinese subsidiary from China Construction
Bank).

(k) Customer Relationship. Customer shall notify MLBFS of the occurrence of any materially negative change in its relationship with its principal supplier, DuPont.

(l) MLBFS Debt To EBITDA Ratio. Customer's MLBFS Debt to EBITDA Ratio shall not at any time exceed 4.50 to 1.00.

(m) Fixed Charge Coverage Ratio. Customer's and Business Guarantors' combined Fixed Charge Coverage Ratio shall, at all times, not be less than 1.10 to 1.00.

4.4 Collateral

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to priorities afforded to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. Customer shall not sell, transfer or otherwise dispose of any Collateral, except that so long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business:
(i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts.

(e) Account Schedules. Upon the request of MLBFS, which may be made from time to time, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS. Customer will keep its books and records at its principal office address specified in the first paragraph of this Loan Agreement. Customer will not change the address where books and records are kept, or change its name or taxpayer identification number. Customer will place a legend acceptable to MLBFS on all chattel paper that is Collateral in the possession or control of Customer from time to time indicating that MLBFS has a security interest therein.

(g) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance for the full replacement value thereof against such perils as MLBFS shall reasonably require and also providing that losses will be payable to MLBFS as its interests may appear pursuant to a lender's or mortgagee's long form loss payable endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of commercial general liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(h) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that there is an Event of Loss and the affected Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or permanently prepay the Obligations by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS; it being further understood that any such permanent prepayment shall cause an immediate permanent reduction in the Maximum WCMA Line of Credit in the amount of such prepayment and shall not reduce the amount of any future reductions in the Maximum WCMA Line of Credit that may be required hereunder. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or prepay the Obligations and reduce the Maximum WCMA Line of Credit, as aforesaid.

(i) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(j) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

4.5 Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. (i) Customer shall fail to deposit into the WCMA Account an amount sufficient to assure that the WCMA Loan Balance does not exceed the Maximum WCMA Line of Credit (ii) Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under the Loan Documents, or (iii) Customer shall fail to pay when due any other Obligations; and any such failure as described in this subparagraph shall continue for more than five (5) Business Days after such failure.

(b) Failure to Perform. Any Credit Party shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under any of the Loan Documents (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days (i) after written notice thereof shall have been given by MLBFS to Customer, or (ii) from Customer's receipt of any notice or knowledge of such default from any other source.

(c) Breach of Warranty. Any representation or warranty made by any Credit Party contained in any of the Loan Documents shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other ML Agreement. A default or event of default by any Credit Party shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed, or the WCMA Agreement shall be terminated for any reason.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by the Credit Parties of any of their respective liabilities or obligations under any of the Loan Documents has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) Default Under Other Agreements. Any event shall occur which results in any default of any material agreement involving any Credit Party or any agreement evidencing any indebtedness of any Credit Party of $100,000.00 or more.

(h) Collateral Impairment. The loss, theft or destruction of any Collateral, the occurrence of any material deterioration or impairment of any Collateral or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes any Collateral, in the sole opinion of MLBFS, to become unsatisfactory as to value or character; or any levy, attachment, seizure or confiscation of the Collateral which is not released within ten (10) Business Days.

(i) Contested Obligation. (i) Any of the Loan Documents shall for any reason cease to be, or are asserted by any Credit Party not to be a legal, valid and binding obligations of any Credit Party, enforceable in accordance with their terms; or (ii) the validity, perfection or priority of MLBFS' first lien and security interest on any of the Collateral is contested by any Person; or (iii) any Credit Party shall or shall attempt to repudiate, revoke, contest or dispute, in whole or in part, such Credit Party's obligations under any Loan Document.

(j) Judgments. A judgment shall be entered against any Credit Party in excess of $25,000 and the judgment is not paid in full and discharged, or stayed and bonded to the satisfaction of MLBFS.

(k) Change in Control/Change in Management. (i) Any direct or indirect sale, conveyance, assignment or other transfer of or grant of a security interest in any ownership interest of any Credit Party which results, or if any rights related thereto were exercised would result, in any change in the identity of the individuals or entities in control of any Credit Party; or (ii) the owner(s) of the controlling equity interest of the Customer on the date hereof shall cease to own and control such Credit Party; or (iii) the Person (or a replacement who is satisfactory to MLBFS in its sole discretion) who is the chief executive officer or holds such similar position, or any senior manager of such Credit Party on the date hereof shall for any reason cease to be the chief executive officer or senior manager of such Credit Party.

(l) Withdrawal, Death, etc. The incapacity, death, withdrawal, dissolution, or the filing of dissolution of: (i) any Credit Party; or (ii) any controlling shareholder, partner, or member of any Credit Party.

4.6 Remedies.





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


(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to extend any credit to or for the benefit of Customer (it being understood that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS).

(ii) Acceleration. MLBFS may declare the WCMA Loan Balance and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event the WCMA Loan Balance and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law and in equity, including, but not limited to, the UCC, and any or all of its other rights and remedies under the Loan Documents.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, whether for cash, on credit, or for future delivery, in bulk or in lots. MLBFS may purchase any Collateral at any such sale free of Customer's right of redemption, if any, which Customer expressly waives to the extent not prohibited by applicable law. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such account debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as Collateral and as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement and the other Loan Documents, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral. The powers of attorney granted to MLBFS in this Loan Agreement are coupled with an interest and are irrevocable until the Obligations have been indefeasibly paid in full and fully satisfied and all obligations of MLBFS under this Loan Agreement have been terminated.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Loan Documents, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) No Marshalling. MLBFS shall be under no duty or obligation to (i) preserve, protect or marshall the Collateral; (ii) preserve or protect the rights of any Credit Party or any other Person claiming an interest in the Collateral; (iii) realize upon the Collateral in any particular order or manner, (iv) seek repayment of any Obligations from any particular source; (v) proceed or not proceed against any Credit Party pursuant to any guaranty or security agreement or against any Credit Party under the Loan Documents, with or without also realizing on the

Collateral; (vi) permit any substitution or exchange of all or any part of the Collateral; or (vii) release any part of the Collateral from the Loan Agreement or any of the other Loan Documents, whether or not such substitution or release would leave MLBFS adequately secured.

(f) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

4.7 Miscellaneous.

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of any of the Loan Documents, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of any of the Loan Documents and any consent to any departure by Customer from the terms thereof shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other, and to any third party in connection with Section 4.7 (g) herein, any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S. Customer further irrevocably authorizes MLBFS to contact, investigate, inquire and obtain consumer reports, references and other information on Customer from consumer reporting agencies and other credit reporting services, former or current creditors, and other persons and sources (including, without limitation, any Affiliate of MLBFS) and to provide to any references, consumer reporting agencies, credit reporting services, creditors and other persons and sources (including, without limitation, affiliates of MLBFS) all financial, credit and other information obtained by MLBFS relating to the Customer.

(c) Communications. Delivery of an agreement, instrument or other document may, at the discretion of MLBFS, be by electronic transmission. Except as required by law or otherwise provided herein or in a writing executed by the party to be bound, all notices demands, requests, accountings, listings, statements, advices or other communications to be given under the Loan Documents shall be in writing and shall be served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail by certified mail return receipt required. Notices may be addressed to Customer as set forth at its address shown in the preamble hereto, or to any office to which billing or account statements are sent; to MLBFS at its address shown in the preamble hereto, or at such other address designated in writing by MLBFS. Any such communication shall be deemed to have been given upon, in the case of personal delivery the date of delivery, one Business Day after deposit with an overnight courier, two (2) Business Days after deposit in the United States by certified mail (return receipt required), or receipt of electronic transmission (which shall be presumed to be three hours after the time of transmission unless an error message is received by the sender), except that any notice of change of address shall not be effective until actually received.

(d) Fees, Expenses and Taxes. Customer shall pay or reimburse MLBFS for: (i) all UCC, real property or other filing, recording, and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer, mortgage, intangible, document, filing, recording and other taxes and fees payable or determined to be payable in connection with the borrowings hereunder or the execution, delivery, filing, and/or recording of the Loan Documents and any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith; and (iii) all fees and out-of-pocket expenses (including, attorneys' fees and legal expenses) incurred by MLBFS in connection with the preparation, execution, administration, collection, enforcement, protection, waiver or amendment of this Loan Agreement, the other Loan Documents and such other instruments or documents, and the rights and remedies of MLBFS thereunder, and all other matters in connection therewith. Customer hereby authorizes MLBFS, at its option, to either cause any and all such fees, expenses and taxes to be paid with a WCMA Loan, or invoice Customer therefore (in which event Customer shall pay all such fees, expenses and taxes within 5 Business Days after receipt of such invoice). The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under any of the Loan Documents or any representation or warranty on the part of Customer contained in the Loan Documents shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of the Loan Documents, to confirm the WCMA Loan

Balance, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(g) Binding Effect. The Loan Documents shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. MLBFS reserves the right, at any time while the Obligations remain outstanding, to sell, assign, syndicate or otherwise transfer or dispose of any or all of MLBFS' rights and interests under the Loan Documents. MLBFS also reserves the right at any time to pool the WCMA Loan with one or more other loans originated by MLBFS or any other Person, and to securitize or offer interests in such pool on whatever terms and conditions MLBFS shall determine. Customer consents to MLBFS releasing financial and other information regarding Credit Parties, the Collateral and the WCMA Loan in connection with any such sale, pooling, securitization or other offering. Customer shall not assign any of its rights or delegate any of its obligations under any of the Loan Documents without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or any of the other Loan Documents.

(h) Interpretation; Construction. (i) Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof; (ii) no provision of this Loan Agreement shall be construed against a particular Person or in favor of another Person merely because of which Person (or its representative) drafted or supplied the wording for such provision; and (iii) where the context requires:
(a) use of the singular or plural incorporates the other, and (b) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

(i) Governing Law. This Loan Agreement and, unless otherwise expressly provided therein, each of the Loan Documents, shall be governed in all respects by the laws of the State of Illinois, not including its conflict of law provisions.

(j) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the other Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

(k) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as: (i) the WCMA Line of Credit shall be in effect, (ii) there shall be any moneys outstanding under this Loan Agreement, or (iii) there shall be any other Obligations outstanding. Customer hereby waives notice of acceptance of this Loan Agreement by MLBFS.

(l) Exhibits. The exhibits to this Loan Agreement are hereby incorporated and made a part hereof and are an integral part of this Loan Agreement

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. Customer acknowledges that this Loan Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce the Loan Documents in either the State of Illinois or in any other jurisdiction where Customer or any Collateral may be located. Customer irrevocably submits itself to jurisdiction in the State of Illinois and venue in any state or federal court in the County of Cook for such purposes, and Customer waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum, and any and all rights to remove such action from state to federal court. Customer further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. Customer agrees that all such service of process shall be made by mail or messenger directed to it in the same manner as provided for notices to Customer in this Loan Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted to Customer or Customer's agent. Nothing contained herein shall affect the right of MLBFS to serve legal process in any other manner permitted by law or affect the right of MLBFS to bring any action or proceeding against Customer or its property in the courts of any other jurisdiction. Customer waives, to the extent permitted by law, any bond or surety or security upon such bond which might, but for this waiver, be required of MLBFS. Customer further waives the right to bring any non-compulsory counterclaims.

(o) Jury Waiver. MLBFS and Customer hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Loan, the Obligations, this Loan Agreement, any of the other Loan Documents and/or any of the transactions which are the subject matter of this Loan Agreement.

(p) Integration. This Loan Agreement, together with the other Loan Documents, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to make any WCMA Loan on any terms other than as expressly set forth herein, or to make any other loan or otherwise extend any other credit to Customer or any other party; and (ii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered a Loan Document. No amendment or modification of any of the Loan Documents to which Customer is a party shall be effective unless in writing signed by both MLBFS and Customer.

(q) Survival. All representations, warranties, agreements and covenants contained in the Loan Documents shall survive the signing and delivery of the Loan Documents, and all of the waivers made and indemnification obligations undertaken by Customer shall survive the termination, discharge or cancellation of the Loan Documents.

(r) Customer's Acknowledgments. The Customer acknowledges that the Customer: (i) has had ample opportunity to consult with counsel and such other parties as deemed advisable prior to signing and delivering this Loan Agreement and the other Loan Documents; (ii) understands the provisions of this Loan Agreement and the other Loan Documents, including all waivers contained therein; and (iii) signs and delivers this Loan Agreement and the other Loan Documents freely and voluntarily, without duress or coercion.

This Loan Agreement and the other Loan Documents are executed under seal and are intended to take effect as sealed instruments.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LAKELAND INDUSTRIES, INC.


By:   /s/Christopher J. Ryan                 /s/James M. McCormick
      --------------------------------------------------------------------------
            Signature (1)                      Signature (2)
  Christopher J. Ryan                          James M. McCormick
--------------------------------------------------------------------------------
                  Printed Name                       Printed Name
  President & Secretary                         Treasurer
--------------------------------------------------------------------------------
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:  /s/Kathy Thomas
     ---------------

                                    EXHIBIT A
ATTACHED TO AND HEREBY MADE A PART OF WCMA Reducing Revolver LOAN AND SECURITY AGREEMENT NO. 849-02005 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND LAKELAND INDUSTRIES, INC.
================================================================================


Additional Locations of Tangible Collateral:

3420 Valley Avenue S.W.
Decatur, Alabama

202 Pride Lane S.W.
Decatur, Alabama

2401 Southwest Parkway
St. Joseph, Missouri

[GRAPHIC OMITTED]                                            CLOSING CERTIFICATE
================================================================================

The undersigned, LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain WCMA REDUCING REVOLVERsm LOAN AND SECURITY AGREEMENT No. 849-02005 between Customer and MLBFS dated as of January 21, 2004 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREE AS
FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing: (i) subject only to the priority afforded to the "Permitted Liens" (as defined in the Loan Agreement), MLBFS has a first lien and security interest upon all of the "Collateral" under the Loan Agreement (including any Collateral financed or refinanced with the proceeds of the Loan), and (ii) the Loan is being applied on account of and will satisfy the "Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes a "Default" under the Loan Agreement.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any of the other Credit Parties obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

15,000
4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan in the amount of $_________________, by:
[_]check    [_]wire transfer    [_]Xdeposit   as follows:

Please make available $3,000,000.00 in Customer's WCMA Account No. 849-02005.







               11
Dated this  11  day of  February , 2004
           ----        ----------------
LAKELAND INDUSTRIES, INC.


By:     /s/Christopher J. Ryan                    /s/James M. McCormick
    ----------------------------------------------------------------------------
                Signature (1)                        Signature (2)

    Christopher J. Ryan                           James M. McCormick
--------------------------------------------------------------------------------
                 Printed Name                       Printed Name

                President                              Treasurer
--------------------------------------------------------------------------------
                  Title                                  Title

[GRAPHIC OMITTED]                                     BORROWING BASE CERTIFICATE
================================================================================

To:  Merrill Lynch Business Financial Services Inc. ("MLBFS")
     222 North LaSalle Street
     17th Floor
     Chicago, IL 60601

The undersigned, on behalf of LAKELAND INDUSTRIES, INC. ("Customer"), hereby certifies to MLBFS that: (i) he/she is an officer authorized to execute and deliver this certificate on behalf of Customer, and is familiar with the business and financial condition of the Customer; (ii) the financial statements delivered with this Certificate fairly present in all material respects the results of operations and financial condition of Customer; and (iii) to the best of my knowledge and belief, after reasonable investigation, each of the following statements is true and correct as of the date hereof: (a) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute and Event of Default, has occurred or is continuing, (b) no material adverse change in the financial condition of Customer has occurred or is continuing, and (c) the attached annexations, which are hereby incorporated herein by reference, are accurate, true and correct, and do not fail to state any material fact known (or should have been known) to Customer which would, but for the lapse of time, make any such statement or calculation false in any respect.


Date: 2/4/04
    --------

LAKELAND INDUSTRIES, INC.


By: /s/Christopher J. Ryan              s/James M. McCormick
   -----------------------------------------------------------------------------
        Signature (1)                      Signature (2)

Christopher J. Ryan                        James M. McCormick
--------------------------------------------------------------------------------
                  Printed Name                Printed Name
President & Secretary                          Treasurer
--------------------------------------------------------------------------------
                  Title                          Title



     INSTRUCTIONS: In accordance with the terms of the Loan Agreement (to which this original form of Borrowing Base Certificate is attached as Exhibit B-1), this Borrowing Certificate and the attached Annexations must be completed by you within 45 DAYS after the close of each fiscal quarter. MLBFS expects you to make copies of this original form of Borrowing Base Certificate and send them to MLBFS without notification or reminder. Additional copies will be provided to you upon request.

                        BORROWING BASE CALCULATION ANNEX
          TO BORROWING BASE CERTIFICATE (Exhibit B-1 to Loan Agreement)

As set forth in the Loan Agreement, the "Maximum WCMA Line of Credit" shall mean, as of any date of determination thereof, an amount $3,000,000.00
As of 10/31/03 (insert quarter-end date):
      ---------

     1.                                              23,140,157
Total Collateral Borrowing Base available                   $_____________

[GRAPHIC OMITTED]                                         COMPLIANCE CERTIFICATE
================================================================================

To:  Merrill Lynch Business Financial Services Inc. ("MLBFS")
     222 North LaSalle Street
     17th Floor
     Chicago, IL 60601

The undersigned, on behalf of LAKELAND INDUSTRIES, INC. ("Customer"), hereby certifies to MLBFS that: (i) he/she is an officer authorized to execute and deliver this certificate on behalf of Customer, and is familiar with the business and financial condition of the Customer; (ii) the financial statements delivered with this Certificate fairly present in all material respects the results of operations and financial condition of Customer; and (iii) to the best of my knowledge and belief, after reasonable investigation, each of the following statements is true and correct as of the date hereof: (a) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute and Event of Default, has occurred or is continuing, (b) no material adverse change in the financial condition of Customer has occurred or is continuing, and (c) the attached annexations, which are hereby incorporated herein by reference, are accurate, true and correct, and do not fail to state any material fact known (or should have been known) to Customer which would, but for the lapse of time, make any such statement or calculation false in any respect.


Date: February 4, 2004
      ----------------

LAKELAND INDUSTRIES, INC.


By: /s/Christopher J. Ryan
   ----------------------------
                  Signature (1)
Christpoher J. Ryan
-------------------------------
                  Printed Name
President and Secretary
-------------------------------
                  Title


================================================================================
     INSTRUCTIONS: In accordance with the terms of the Loan Agreement (to which this original form of Compliance Certificate is attached as Exhibit B), this Compliance Certificate and the attached Annexations must be completed by you within 45 days after the close of each fiscal quarter. MLBFS expects you to make copies of this original form of Compliance Certificate and send them to MLBFS without notification or reminder. Additional copies will be provided to you upon request.
================================================================================

                                                        Private Client Group

                                                        Merrill Lynch Business
                                                        Financial Services Inc.
                                                        222 North LaSalle Street
                                                        17th Floor
[GRAPHIC OMITTED]                                       Chicago, Illinois 60601
                                                        312.499.3276
                                                        FAX: 312.269.1348

                                                        January 21, 2004

Mr. Christopher J. Ryan
 Lakeland Industries, Inc.
 711-2 Koehler Avenue
Ronkonkoma, NY 11779-7410

                  Re: WCMA Reducing Revolversm Loan Approval

Dear Mr. Ryan,

As I believe you know, we have approved the request of Lakeland Industries, Inc. ("Customer") for a WCMA Reducing Revolversm Loan ("Reducing Revolver") upon the terms and conditions set forth in the enclosed documents ("Loan Documents").

For your information, the following are some of the principal terms of the approval:

Description: A Reducing Revolver is a term loan facility funded out of a line of credit in the amount of the initial loan provided in connection with a Merrill Lynch WCMA Account. The line of credit will be reduced each month by the amount that would be payable on account of principal if the Reducing Revolver were a conventional term loan amortized over the same term and in the same manner as the Reducing Revolver; and the borrower will be required to make sufficient deposits into the WCMA Account to assure that the line of credit, as reduced each month is not exceeded. Absent a prepayment by the borrower, this structure results in required monthly payments for the Reducing Revolver that are substantially the same as the required monthly payments for a conventional term loan with the same term and amortization. However, because the Reducing Revolver is funded out of a line of credit, any amounts prepaid may (subject to the terms and conditions set forth in the Loan Documents) be re-borrowed on a revolving basis so long as the line of credit, as reduced each month, is not thereby exceeded. The structure of the Reducing Revolver therefore enables the borrower at its option to use any free cash balances that it may have from time to time to reduce interest expense on the Reducing Revolver without impairing its working capital.

Loan Purpose: The purpose of the Reducing Revolver is to finance working capital needs.

Maximum Loan Amount: An amount equal to the lesser of: (i) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (ii) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose on the Closing Date, or (iii) $3,000,000.00.

Term: 36-months from the first day of the calendar month immediately following the date of funding. Amortization of the Reducing Revolver (i.e., monthly Line of Credit reductions) will be based upon a term of 36 months, with a balloon payment due at maturity.

Interest Rate: Variable at a per annum rate equal to the sum of 2.50% and the "One-Month LIBOR" (as published in The Wall Street Journal), based upon actual days elapsed over a 360-day year. Interest will generally be charged to the line of credit each month and funded as an additional loan under the Reducing Revolver facility.

Commitment Fee: $15,000.00.

Please refer to the Loan Documents for a complete description and statement of the terms of the WCMA Reducing Revolver Loan.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a) Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(b) Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(c) Our continuing satisfaction with the financial condition of Customer and each guarantor of Customer's obligations to us.

(d) There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(e) Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

(f) Our receipt of a Certificate of Insurance satisfactory to us evidencing a policy or policies of physical damage insurance on the tangible collateral described in the Loan Documents, and providing that losses shall be payable to us as our interests may appear pursuant to a Lender's Loss Payable Endorsement, and that we shall receive not less than 10 days prior notice of any cancellation or material amendment.

Our approval will remain open subject to said conditions until February 16, 2004, after which time it shall be void.

Note that as set forth above the Loan Documents require a Commitment Fee of $15,000.00. If this fee has not yet been paid, please furnish your check to cover this fee at the time you return the executed Loan Documents. Note further that under the terms of the Loan Documents Customer is responsible for UCC filing and search fees and expenses and any taxes in connection with the Loan Documents and/or such filing.

Please note that in order to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, prior to opening an account, you have been or will be asked for identifying information, such as (and as applicable): name, address, date of incorporation, date of birth and other information that will allow MLBFS to identify you. MLBFS also may have asked or may ask to see documentation such as Articles of Incorporation, Partnership Agreements, driver's licenses and/or other identifying documents.

FINALLY, NOTE THAT ACCRUED INTEREST UNDER A WCMA LINE OF CREDIT IS ORDINARILY PAID WITH A WCMA LOAN, WITH THE FIRST SUCH WCMA LOAN FOR ACCRUED INTEREST CHARGED ON THE FIRST BUSINESS DAY OF THE CALENDAR MONTH IN WHICH THE LOAN IS FUNDED. THEREFORE, TO AVOID EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT, PLEASE PLAN UPON MAKING A DEPOSIT INTO THE WCMA ACCOUNT, AT LEAST SUFFICIENT TO PAY SUCH INTEREST, PRIOR TO THE END OF SUCH MONTH. ADDITIONAL DEPOSITS WILL HAVE TO BE MADE EACH MONTH THEREAFTER AS BOTH INTEREST IS CHARGED AND THE WCMA LINE OF CREDIT IS REDUCED, AS PROVIDED IN THE LOAN DOCUMENTS.

To assist you in completing the Loan Documents, we have affixed a "Sign Here" sticker to each page requiring a signature, and have penciled an "x" in front of each signature line.

In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the Loan has been funded, we will return a fully executed duplicate copy for your records.

If you have any questions about our approval or the structure or terms of the facility, please call me at 312-499-3276.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By: /s/Lisa Hopkins
   ------------------
       Lisa Hopkins
       Vice President


cc:  Wayne J Dedrick